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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2002

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Colorado
                 (State or Other Jurisdiction of Incorporation)

                                    000-28947
                            (Commission File Number)

                                   84-1374613
                        (IRS Employer Identification No.)

                                13855 Stowe Drive
                                 Poway, CA 92064
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 375-2000
              (Registrants' Telephone Number, Including Area Code)

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Item 5.  Other Matters.

         On November 14, 2002, the Board of Directors of the Registrant approved the amendment of its Series A Convertible Note offering to increase the aggregate offering price from $400,000 to $500,000. The Registrant sold an additional Series A Convertible Note to its Chief Executive Officer, James W. Benson, on November 14, 2002 in the amount of $125,000. As part of the offering, Mr. Benson also received a warrant to purchase 297,619 shares of the Registrant's $.0001 par value common stock for an exercise price equal to the amount of the note.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPACEDEV, INC.




                                     By: /S/ James W. Benson
                                         -----------------------
                                        James W. Benson, Chief Executive Officer
                                         and Chairman of the Board




Date: November 25, 2002


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